    The Universal Institutional Funds, Inc. Core Plus Fixed Income Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                                                                 Banc
                                                                  of
Chesap  8/11/    -     $98.98 $600,00  300,00    0.05%  0.09%   Americ   Bank
 eake     05                   0,000      0                       a       of
Energy                                                          Securi  Americ
                                                                 ties      a
                                                                 LLC,
                                                                 Bear
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                Corp,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 UBS,
                                                                Citiba
                                                                 nk,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                 ABN
                                                                Amro,
                                                                 BMO
                                                                Nesbit
                                                                  t
                                                                Burns
                                                                Inc.,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                 Bosc
                                                                Inc.,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                 USA
                                                                Inc.,
                                                                Comeri
                                                                  ca
                                                                Securi
                                                                ties,
                                                                Fortis
                                                                Securi
                                                                ties,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.

                                                                 Banc
                                                                  of
                                                                Americ
Knight  8/16/    -     $99.50 $400,00  430,00    0.00%  0.13%     a      Bank
Ridder    05                   0,000      0                     Securi    of
 Inc.                                                            ties   Americ
                                                                 LLC,      a
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robiso
                                                                  n
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.

                                                                 Banc
                                                                  of
  SBC   11/8/    -     $96.83 $2,000,  300,00    0.02%  0.09%   Americ  Barcla
Commun    05                  000,000     0                       a       ys
icatio                                                          Securi  Capita
  ns                                                             ties      l
 Inc.                                                            LLC,
 6.15%                                                          Barcla
  due                                                             ys
9/15/2                                                          Capita
  034                                                             l,
                                                                JPMorg
                                                                 an,
                                                                LaSall
                                                                  e
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                HSBC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties